UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 31, 2025

DAWSON GEOPHYSICAL COMPANY

(Exact name of Registrant as specified in its charter)

texas	001-32472	74-2095844
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

508 West Wall, Suite 800

Midland, Texas 79701

(Address of principal executive offices) (Zip Code)

(432) 684-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DWSN	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.Entry Into Material Definitive Agreement

On October 31, 2025, Dawson Geophysical Company (the “Company”) and Dawson Operating LLC, a Texas limited liability company and a wholly owned subsidiary of the Company (“Dawson Operating” and together with the Company, the “Borrowers”), entered into a Revolving Credit Note (the “Revolving Credit Note”) in favor of Equify Financial, as lender (the “Lender”).

Pursuant to the Revolving Credit Note, the Borrowers, jointly and severally, may, from time to time until November 20, 2028, request loans from the Lender for up to an aggregate principal amount of $5,035,032. The loans outstanding under the Revolving Credit Note are payable by the Borrowers in thirty-six (36) monthly installments of principal in the amount of $139,862, together with all accrued and unpaid interest on the outstanding principal balance thereunder, commencing on December 20, 2025, and continuing thereafter until the maturity date. The interest rate applicable to loans outstanding under the Revolving Credit Note is a rate per annum equal to 13%.

The maximum borrowing limit under the Revolving Credit Note is initially $5,035,032, and such amount is reduced by $139,862 on each monthly payment date. The Borrowers may prepay up to 75% of the then outstanding principal and accrued but unpaid interest at any time without a prepayment fee.

The obligations under the Revolving Credit Note are secured by a lien on the Company’s vibrator energy source vehicles, pursuant to a Security Agreement by and between the Company and Equify, dated as of October 31, 2025.

Dan Wilks and Farris Wilks, together with certain of their affiliates, collectively hold a controlling interest in the Company and in Equify. The transaction was reviewed and approved by the Company’s Audit Committee of the Board of Directors.

The foregoing descriptions of the Revolving Credit Note and the Security Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Revolving Credit Note and the Security Agreement, respectively, copies of which are attached as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and which are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

 (d)Exhibits.

EXHIBIT NUMBER	DESCRIPTION
10.1	Revolving Credit Note dated October 31, 2025
10.2	Security Agreement, dated October 31, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAWSON GEOPHYSICAL COMPANY

Date: November 6, 2025	By:	/s/ Ian Shaw
Ian Shaw
Chief Financial Officer